INCOME TAXES	12 Months Ended
Sep. 30, 2025
INCOME TAXES
INCOME TAXES

NOTE I – INCOME TAXES

The income tax provision (benefit) for the fiscal years ended September 30, 2025 and 2024 consists of the following:

	2025	2024
Federal:
Current	$—	$—
Deferred	(2,198,000)	5,874,000
	(2,198,000)	5,874,000
State and local:
Current	—	—
Deferred	(133,115)	417,000
	(133,115)	417,000
Foreign:
Current	—	—
Deferred	(724,000)	(11,000)
	(724,000)	(11,000)

Change in valuation allowance	(2,371,000)	(6,280,000)

Income tax provision (benefit)	$(684,115)	$—

The provision for income taxes differs from the amount of income tax determined by applying the applicable U.S. statutory rate to losses before income tax expense for the years ended September 30, 2025 and 2024 as follows:

	2025	2024
Statutory federal income tax rate	21.00%	21.00%
Statutory state and local income tax rate (1%, as of September 30, 2025 and 2024), net of federal benefit	2.77%	10.19%
Stock based compensation	(3.98)%	2.04%
Permanent differences related to warrants	0.42%	20.33%
Other permanent differences	0.19%	(2.49)%
Federal R&D Credit	1.03%	(2.43)%
Adjustment for prior year’s NOLs	(1.04)%	(137.65)%
Change in deferred tax rate	(1.18)%	(0.81)%
Change in valuation allowance	(14.91)%	89.82%
Effective tax rate	4.30%	0.00%

NOTE I – INCOME TAXES, continued

Deferred income taxes result from temporary differences in the recognition of income and expenses for financial reporting purposes and for tax purposes. The tax effect of these temporary differences representing deferred tax asset and liabilities result principally from the following:

	2025	2024
Deferred tax assets (liabilities):
Net operating loss carryforward	21,340,000	18,463,000
Stock-based compensation	499,000	1,309,000
Depreciation and amortization	149,000	333,000
Impairment of Intangibles	241,000	222,000
Other	91,000	141,000
Capitalized Research and Development	1,726,000	1,386,000
Lease Liability	49,000	200,000
Tax credits	3,064,000	2,885,000
Deferred tax assets	27,159,000	24,939,000

Intellectual Property	—	(684,000)
ROU Asset	(49,000)	(200,000)
Deferred tax (liability)	(49,000)	(884,000)

Less: Valuation allowance	(27,110,000)	(24,739,000)
Net Deferred Tax Asset / (Liability)	—	(684,000)

As of September 30, 2025, the Company has approximately $83,393,000 of Federal and $55,226,000 of State net operating loss “NOL” carryforwards available. Pursuant to Internal Revenue Code Section 382, the Company’s ability to utilize the NOLs is subject to certain limitations due to changes in stock ownership. The annual limitation ranges between $44,000 and $2,380,000 and any unused amounts can be carried forward to subsequent years. The Federal NOLs generated in tax years beginning after 12/31/2017 have no expiration period due to the Tax Cuts and Jobs Act that was enacted in March 2020.

The Company has provided a full valuation allowance against all of the net deferred tax assets based on management’s determination that it is more likely than not that the net deferred tax assets will not be realized in the future. The valuation allowance increased by $2,371,000.

The Company has Federal research and development credits of approximately 2,533,000 that will expire after 2034. The Company also has state investment tax credits of $485,000 that will expire after 2029.

On July 4, 2025, President Trump signed into law the One Big Beautiful Bill Act (“OBBBA”). The OBBBA makes permanent key elements of the Tax Cuts and Jobs Act, including 100% bonus depreciation, domestic research cost expensing, and the business interest expense limitation. ASC 740, “Income Taxes”, requires the tax effects of changes in tax rates and tax law be recognized in the period in which the legislation is enacted. The Company completed its initial assessment of OBBBA and there was no material impact to the Company’s effective tax rate for the fiscal year ended September 30, 2025. The Company will continue to evaluate the impact of the new legislation on its consolidated financial statements as additional guidance is issued.